CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of ABCI Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Mark L. Baum, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this August 18, 2004            /s/ Mark Baum
Mark L. Baum,
CEO

Dated this August 18, 2004            /s/ Mark Baum
Mark L. Baum,
CFO